[LOGO EDISON INTERNATIONAL]

                                             EQUITY COMPENSATION PLAN

                                          2001 DIRECTOR AWARD CERTIFICATE

This award is made by Edison  International to  _________________  ("Director") as of May 14, 2001, pursuant to the
Equity  Compensation  Plan  ("Plan").  Edison  International  hereby  grants to  Director,  as a matter of separate arrangement and not in lieu of any other compensation for services, the following:

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                         500 shares of Edison International Common Stock to be issued as soon as practicable in accordance with the Director's
                         instructions, and

                         300 Edison International deferred stock units to be credited under the Director Deferred Compensation Plan.
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The deferred  stock unit award is made  subject to the terms and  conditions  contained  in the  Director  Deferred
Compensation Plan which are incorporated herein by reference.

Edison International

By:      [Theodore F. Craver, Jr.]
          Theodore F. Craver, Jr.